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                                                                    EXHIBIT 10.5



                                FOURTH AMENDMENT
                                     TO THE
                             ESSEX SAVINGS BANK, FSB
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


          THIS FOURTH AMENDMENT TO THE ESSEX SAVINGS BANK, FSB SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (the "Plan") is made as of the 1st day of January, 1999.

                                 WITNESSETH:


          WHEREAS, Essex Savings Bank, FSB (the "Bank") maintains the Essex Savings Bank, FSB Supplemental Executive Retirement Plan (the "Plan") for the benefit of certain of its executive employees and certain executive employees of its subsidiaries; and

          WHEREAS, it is necessary and desirable to amend the Plan in certain respects; and

          WHEREAS, the Bank has reserved the right to amend the Plan from time to time.

          NOW, THEREFORE, the Plan is hereby amended effective January 1, 1999 as follows:

          1. Article V of the Plan is hereby amended to add the following sentence at the end thereof:

                    Any provision herein to the contrary notwithstanding, the Retirement Accounts of Gene D. Ross and Earl McPherson shall be fully (100%) vested at all times.

           2. Except as provided above, the Plan shall continue in accordance with its terms as in effect immediately prior to the date of this Amendment.

          IN TESTIMONY WHEREOF, the Bank has caused this Fourth Amendment to be executed by its duly authorized officer this 27th day of October, 1999.


                                 ESSEX SAVINGS BANK, FSB



                                 By: /s/ Gene D. Ross
                                     ------------------
                                         Its: President
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